Exhibit 99.1
Cycurion Confirms August 20 Nasdaq Hearing Date; Common Stock Continues Trading on Nasdaq
August 7, 2026

MCLEAN, Va., Aug. 07, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading AI-driven, tech-enabled cybersecurity solutions provider, today provided an update regarding its pending hearing before the Nasdaq Hearings Panel (the “Panel”).
The Company’s hearing has not yet occurred and is scheduled for August 20, 2026, at 10:00 a.m. Eastern Time. Cycurion’s common stock has not been delisted and continues to trade on the Nasdaq Capital Market under the symbol “CYCU.”
The Company’s timely hearing request has stayed the delisting action, to the extent permitted by Nasdaq Listing Rules, pending the Panel’s final written decision.
The hearing is a proceeding before the Panel, and the Company does not expect to receive a final written decision on the date of the hearing. The timing of the Panel’s final written decision is determined solely by the Panel. Cycurion will promptly disclose the Panel’s decision and any other material developments, as appropriate and in accordance with applicable disclosure obligations.
“We are providing this clarification in response to shareholder inquiries,” said Kevin Kelly, Chairman and Chief Executive Officer of Cycurion. “The hearing has not yet occurred, and Cycurion remains focused on executing its business plan and addressing the Nasdaq process. We will keep investors informed of material developments as they occur, and we appreciate the continued support of our shareholders.”
About Cycurion, Inc.
Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity and AI solutions, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. More info: www.cycurion.com.
Forward-Looking Statements
This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.
Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, the scheduling and timing of the Company’s hearing before the Nasdaq Hearings Panel; the anticipated timing of the Panel’s decision; the outcome of that hearing; the Company’s ability to regain and maintain compliance with Nasdaq’s continued listing requirements; the continued listing and trading of the Company’s common stock; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcome and timing of the Panel’s decision, which is outside the Company’s control; the possibility that the Panel may determine to delist the Company’s securities; the Company’s ability to satisfy any conditions imposed by the Panel; any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.
Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com

2